

# Compensation Plan

Effective February 2021

# OVERVIEW



*"Being rich is having money;*
***being wealthy is having time."***

– Margaret Bonanno, author

**Earn Up To 64 EXTRA PAYCHECKS A Year**

- 52 Weekly Bonuses
- 12 Monthly Residual Commissions


8
15
PAYDAY!
22
16

**Get Paid to Build A TEAM**

- 30% Fast Start Pack Bonuses (up to $150)
- Up to 10 levels of residual commissions
- Up to $1000 in Leadership Bonuses every month
- Global Revenue Sharing Pools
- Promotional Trips
- "Dynamic Unilevel" to Maximize Payout
- Unlimited Monthly Earnings Cap at Highest Ranks



**Work-From-Anywhere SYSTEM**

- Customer-Driven Model
- Automated Sampling Program
- Phone App for Sharing Videos & Links
- Step-By-Step Training from Day One



COMPENSATION PLAN

# Quick Reference Guide

| | Brand Partner | Star | Bronze | Silver | Gold | Platinum | Diamond | Black Diamond | Royal Black Diamond | Ambassador | Crown Ambassador | Royal Crown Ambassador | Triple Crown Ambassador |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| **RANK REQUIREMENTS** | | | | | | | | | | | | | |
| Required QV | - | 1,250 | 2,500 | 5,000 | 10,000 | 20,000 | 40,000 | 80,000 | 150,000 | 300,000 | 500,000 | 1,000,000 | 2,000,000 |
| Cust with 40CV+ | 0 | 1 | 2 | 3 | 4 | 6 | 8 | 8 | 8 | 8 | 8 | 8 | 8 |
| Max leg % | - | 100% | 100% | 90% | 80% | 70% | 60% | 50% | 50% | 40% | 40% | 40% | 40% |
| Max Leg Points | - | 1,250 | 2,500 | 4,500 | 8,000 | 14,000 | 24,000 | 40,000 | 75,000 | 120,000 | 200,000 | 400,000 | 800,000 |
| Monthly Earnings Cap | $750 | $1,250 | $2,500 | $5,000 | $7,500 | $12,500 | $20,000 | $32,500 | $50,000 | $70,000 | n/a | n/a | n/a |
| **BONUS ELIGIBILITY** | | | | | | | | | | | | | |
| Weekly Bonuses | | | | | | | | | | | | | |
| Retail | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ |
| Fast Start | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ |
| Monthly Bonuses | | | | | | | | | | | | | |
| Personal Volume | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV | 80PV or 240RV |
| Differential | Tier 1 | Tier 1 | Tier 1 | Tier 1 | Tier 2 | Tier 2 | Tier 3 | Tier 3 | Tier 3 | Tier 4 | Tier 4 | Tier 4 | Tier 4 |
| CAB | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ | √ |
| Unilevel – Level 1 | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 5% | 4% | 3% | 2% |
| Unilevel – Level 2 | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 5% | 4% | 3% | 2% |
| Unilevel – Level 3 | | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 4% | 3% |
| Unilevel – Level 4 | | | 4% | 4% | 4% | 4% | 4% | 5% | 5% | 5% | 5% | 4% | 4% |
| Unilevel – Level 5 | | | | 3% | 3% | 3% | 4% | 4% | 5% | 5% | 5% | 5% | 5% |
| Unilevel – Level 6 | | | | | 2% | 2% | 3% | 4% | 5% | 6% | 6% | 6% | 6% |
| Unilevel – Level 7 | | | | | | 2% | 3% | 4% | 5% | 6% | 6% | 7% | 7% |
| Unilevel – Level 8 | | | | | | | | | | 1% | 2% | 3% | 4% |
| Unilevel – Level 9 | | | | | | | | | | | 1% | 2% | 3% |
| Unilevel – Level 10 | | | | | | | | | | | | 1% | 2% |
| Leadership | | | | | | $400 | $600 | $800 | $1,000 | | | | |
| Diamond Pool | | | | | | | √ | √ | √ | | | | |
| Ambassador Pool | | | | | | | | | | √ | √ | √ | √ |

# Enrolling New Customers

## RETAIL BONUS – WEEKLY

Retail Bonuses are earned by Brand Partners with Personally Enrolled Customers that purchase merchandise from Brand Partners at the SmartShip price or above. Retail Bonuses can also be earned when Customers purchase through Brand Partner's personal replicated website.

| RETAIL BONUS |
|---|
| 10%-20% |

The Retail Bonus is the difference between the Customer purchase price and the Brand Partner price. When a Customer purchases at the suggested retail price, the Retail Bonus is equal to 20% of the suggested retail price. When a Customer purchases on a recurring monthly order at the Customer SmartShip price, the Retail Bonus is equal to 10% of the suggested retail price. The Retail Bonus is paid weekly on Personally Enrolled Customer sales. Brand Partners also earn the Level 1 Unilievel Bonus (see page 7) on the purchases of their Customers for an ADDITIONAL 2%-7% in monthly commissions.

## CUSTOMER ACQUISITION BONUS OR CAB – MONTHLY

The Customer Acquisition Bonus, or CAB, rewards Brand Partners for enrolling new Personally Enrolled Customers. Each new Customer that purchases an order(s) during their enrollment month will count towards your CAB Bonus.

The chart to the right shows the minimum number of New Customers and the minimum amount of Qualifying Volume coming from these New Customers to achieve the corresponding bonus. Both minimum requirements are necessary to achieve the bonus for that level. The CAB is paid monthly.

| New Customer | New Customer Volume | EARN |
|---|---|---|
| 3 | 240 | $25 |
| 5 | 400 | $50 |
| 7 | 560 | $100 |

## SIMPLE AUTOMATED SAMPLING PROGRAM

We are proud that we have such a high ratio of Customers to Brand Partners. This shows the value and impact of our products. Allowing prospects to try our products is at the core of who we are and what we do. We like to say "simple, simple, simple ... sample, sample, sample."

Automated Product Sampling System makes it easy to acquire new Customers.


HAPPY+HEALTHY
Your morning just got upgraded.
Life to the MAX!
MOOD
APPETITE
XTREME ENERGY
D.O.S.E.
Dial up the "feel good factor" to 11!
YOUR CUP:
YOUR CAP:
Supplement Facts
Supplement Facts
So much MORE than just a cup of coffee.
Happy Coffee
Happy Coffee

# Enrolling New Brand Partners

## Happier Packs

### 250 CV Points

| | Personally Enrolled Fast Start Bonus 30% | Generational Differential Bonus Up to 15% | Earn Up to 45% |
|---|---|---|---|
| Tier 4 | $75 | $12.50 | $112.50 |
| Tier 3 | $75 | $12.50 | $100 |
| Tier 2 | $75 | $12.50 | $87.50 |
| Tier 1 | $75 | – | $75 |


2
Trial-Pack Credits
Happy Coffee
Happy Coffee
Energy Caps

See www.ShareTheHappyCo.com for the current contents of these packs.

## Happiest Packs

### 500 CV Points

| | Personally Enrolled Fast Start Bonus 30% | Generational Differential Bonus Up to 15% | Earn Up to 45% |
|---|---|---|---|
| Tier 4 | $150 | $25 | $225 |
| Tier 3 | $150 | $25 | $200 |
| Tier 2 | $150 | $25 | $175 |
| Tier 1 | $150 | – | $150 |


5
Tral-Pack Credits

See www.ShareTheHappyCo.com for the current contents of these packs.

Tier 4: Ambassador / Crown Ambassador / Royal Crown Ambassador / Triple Crown Ambassador
Tier 3: Diamond / Black Diamond / Royal Black Diamond
Tier 2: Gold / Platinum
Tier 1: Any Active Brand Partner

Our Packs pay a 30% weekly Fast Start Bonus and a monthly Differential Bonus up to 15% according to the charts above. Any unpaid Differintial Bonus is paid to the next eligible active Brand Partner. Each Pack sale will payout to as many as 4 Brand Partners.

# SHOOT FOR PAR!



## PAID AS RANK OR PAR

Brand Partners work hard and deserve recognition for their efforts. It is impossible to describe the feeling and excitement of a Brand Partner who reaches his/her goal of achieving the next Rank. To achieve a PAR, each Rank has minimum monthly requirements of Organization Volume and Personally Enrolled Customer purchases with a limit on the amount of volume a Brand Partner can use from any one Leg of their organization. Monthly PAR resets at 12:00 AM CST on the first day of each calendar month. PAR is evaluated each month for all Brand Partners, and the PAR requirements for each month.

| Paid As Rank (PAR) | Required QV | Active Customers (40 CV or More) | Max % per Leg | Cap per Leg |
|---|---|---|---|---|
| Brand Partner | - | - | - | - |
| Star | 1,250 | 1 | 100% | 1,250 |
| Bronze | 2,500 | 2 | 100% | 2,500 |
| Silver | 5,000 | 3 | 90% | 4,500 |
| Gold | 10,000 | 4 | 80% | 8,000 |
| Platinum | 20,000 | 6 | 70% | 14,000 |
| Diamond | 40,000 | 8 | 60% | 24,000 |
| Black Diamond | 80,000 | 8 | 50% | 40,000 |
| Royal Black Diamond | 150,000 | 8 | 50% | 75,000 |
| Ambassador | 300,000 | 8 | 40% | 120,000 |
| Crown Ambassador | 500,000 | 8 | 40% | 200,000 |
| Royal Crown Ambassador | 1,000,000 | 8 | 40% | 400,000 |
| Triple Crown Ambassador | 2,000,000 | 8 | 40% | 800,000 |

**Note:** The volume from personal orders (PV) does not count towards Rank Qualifications (with the exception of Happier and Happiest Packs in the first month, which do count towards Rank Qualifications). PAR resets each month.

# RESIDUAL EARNINGS

## UNILEVEL BONUS – MONTHLY

The Unilevel Bonus rewards Brand Partners for building and maintaining an organization. The monthly PAR determines the number of Levels from which Brand Partners can receive compensation and the percentage for each Level. The volume from orders placed by both Personally Enrolled Customers and Brand Partners is on Level 1. The Unilevel Bonus allows Brand Partners to earn a Bonus on volume generated in separate Levels within their organization. The specific percentages are listed below. The Unilevel Bonus is paid monthly.

| Level | Paid As Rank (PAR) | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | Brand Partner | Star | Bronze | Silver | Gold | Platinum | Diamond | Black Diamond | Royal Black Diamond | Ambassador | Crown Ambassador | Royal Crown Ambassador | Triple Crown Ambassador |
| Level 1 | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 7% | 5% | 4% | 3% | 2% |
| Level 2 | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 6% | 5% | 4% | 3% | 2% |
| Level 3 | | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 5% | 4% | 3% |
| Level 4 | | | 4% | 4% | 4% | 4% | 4% | 5% | 5% | 5% | 5% | 4% | 4% |
| Level 5 | | | | 3% | 3% | 3% | 4% | 4% | 5% | 5% | 5% | 5% | 5% |
| Level 6 | | | | | 2% | 2% | 3% | 4% | 5% | 6% | 6% | 6% | 6% |
| Level 7 | | | | | | 2% | 3% | 4% | 5% | 6% | 6% | 7% | 7% |
| Level 8 | | | | | | | | | | 1% | 2% | 3% | 4% |
| Level 9 | | | | | | | | | | | 1% | 2% | 3% |
| Level 10 | | | | | | | | | | | | 1% | 2% |
| Dynamic Compression | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ | ↑ |

## DYNAMIC UNILEVEL

Most organizations grow in the shape of a "diamond" with the widest part (most people) continuing to move down as a team grows. Our unique, "Dynamic Unilevel" payout increases the percentage payout to lower levels of the organization, paying out LARGER percentages on MORE orders as the team grows.

As rank advancements are achieved, higher percentages are paid to lower/deeper levels. These lower/deeper levels usually have larger blocks of volume, thereby increase compensation as Brand Partner's business and rank grows. (Example: Royal Crown Ambassador gets paid 7% on the 7th level instead of just 2% for a Platinum)

Our Unilevel Bonus dynamically compresses each month to bring up volume below Brand Partners who are not eligible to participate in the monthly Bonuses (80 PV or 240 RV) which gives Brand Partners the opportunity to earn on additional Levels.

***"You have monthly bills. Why not have monthly income?"***

# LEADERSHIP BONUS & POOL

## LEADERSHIP BONUS – MONTHLY

As you build your business, more time and effort are spent supporting your team. The Happy Co. pays you and your team for maintaining qualified ranks (PAR). This creates stability in your volume and your income. Qualifying Brand Partners have the opportunity to earn a Leadership Bonus based on their monthly PAR. The Leadership Bonus pays out monthly to Brand Partners that have achieved a PAR of Platinum, Diamond, Black Diamond, or Royal Black Diamond according to the chart below.

| Paid As Rank (PAR) | Leadership Bonus |
|---|---|
| **Platinum** | **$400** |
| **Diamond** | **$600** |
| **Black Diamond** | **$800** |
| **Royal Black Diamond** | **$1,000** |

## DIAMOND POOL – MONTHLY

The Diamond Pool is reserved for qualifying Brand Partners that achieve a PAR of Diamond, Black Diamond, or Royal Black Diamond. The Diamond Pool is dispersed based on a weighted percentage of each participant's Qualifying Volume. The Company pays **0.5%** of the Global CV to Diamond leaders as a reward for reaching the Diamond Ranks. The Diamond Pool is paid monthly.

**Example:** You achieved the PAR of Diamond with 50,000 QV and there are two other participants (Brand Partner A – a Black Diamond and Brand Partner B – a Royal Black Diamond.) At the end of the month, the Company's Global CV is 400,000. The Diamond Pool, or 0.5% of the Company's Global CV is dispersed according to the chart below.

| Participant | QV | Total QV | Weighted % | 0.5% of Global CV | Bonus |
|---|---|---|---|---|---|
| Me - Diamond | 50,000 | 400,000 | 12.5% | 2,000 | **$250** |
| A - Black Diamond | 100,000 | 400,000 | 25% | 2,000 | **$500** |
| B - Royal Black Diamond | 250,000 | 400,000 | 62.5% | 2,000 | **$1,250** |

(My QV) / (Total QV) x (0.5% Global CV) = Bonus Amount

***"A wealthy person is simply someone who has learned how to make money when they're not working."***

\- Robert Kiyosaki, Author of "Rich Dad Poor Dad

# AMBASSADOR POOLS

## AMBASSADOR POOL – MONTHLY

By qualifying at top Ranks, Brand Partners have the opportunity to benefit from the Company's Global CV. The Ambassador Pool is reserved for qualifying Brand Partners that achieve a PAR of Ambassador, Crown Ambassador, Royal Crown Ambassador, or Triple Crown Ambassador. The Company pays 1.5% of the total Global CV each month to Ambassador leaders as a reward for reaching the highest Ranks. The Ambassador Pool is paid monthly.

**0.5%** of Company's Global CV, is dispersed equally amongst the participants of the **Ambassador Pool**.

**0.5% "Equal" Ambassador Pool Example**

In the chart below there are 4 qualified PAR Ambassadors – Triple Crown Ambassadors. (We have many more qualified Ambassadors – Triple Crown Ambassadors, and much more Global CV, but we've created this simplified chart for example purposes only.) At the end of the month, the company's Global CV is 2,000,000. 0.5% of the Company's Global CV is $10,000. This 10,000 is distributed **EQUALLY** among the 4 qualified Ambassadors – Triple Crown Ambassadors ... each receiving 25% or **$2,500**. Ambassadors get the same share as Crown Ambassadors, Royal Crown Ambassadors and Triple Crown Ambassadors in this 0.5% Pool.

| Participant | Equal % | 0.5% of Global CV | Bonus |
|---|---|---|---|
| Ambassador | 25% | $10,000 | **$2,500** |
| Crown | 25% | $10,000 | **$2,500** |
| Royal Crown | 25% | $10,000 | **$2,500** |
| Triple Crown | 25% | $10,000 | **$2,500** |

**1.0%** of Company's Global CV, is dispersed based on a weighted percentage of each participant's Qualifying Volume.

**1.0% "Weighted" Ambassador Pool Example**

In the chart below there is an Ambassador, a Crown Ambassador, a Royal Crown Ambassador and a Triple Crown Ambassador. (We have many more qualified Ambassadors – Triple Crown Ambassadors, and much more Global CV, but we've created this simplified chart for example purposes only.) At the end of the month, the Company's Global CV is 5,000,000. 1.0% of the Company's Global CV, is 50,000 and is dispersed amongst the participants based upon their Qualifying Volume which determines a weighted percentage of the pool.

| Participant | QV | Total QV | Weighted % | 1.0% of Global CV | Bonus |
|---|---|---|---|---|---|
| Ambassador | 250,000 | 5,000,000 | 5% | $50,000 | **$2,500** |
| Crown | 750,000 | 5,000,000 | 15% | $50,000 | **$7,500** |
| Royal Crown | 1,000,000 | 5,000,000 | 20% | $50,000 | **$10,000** |
| Triple Crown | 3,000,000 | 5,000,000 | 60% | $50,000 | **$30,000** |

(My QV) / (Total QV) x (1% Global CV) = Bonus Amount

# DEFINITIONS

If you love our products and want to share your story with others, The Happy Co. Compensation Plan is a unique opportunity to be rewarded for your personal sales, Customer acquisition and retention, and organizational growth.

## DEFINITIONS

**Bonus:** A financial reward earned for successfully meeting qualifications within the compensation plan structure.

**Brand Partner (BP):** An individual that has enrolled with the Company, wishes to build Downline(s) and participates in the compensation plan.

**Company:** The Happy Co. hereinafter referred to as "Company"

**Customer:** An individual that buys goods from Brand Partner either in person or through a personal replicated website without establishing themselves as Brand Partner.

**Downline:** All the individuals (both Customers and Brand Partners) that you Personally Enroll along with all the individuals below your Personally Enrolled Brand Partners.

**Leg:** When you Enroll a new individual, a new Leg is created. Each Leg encompasses the entire organization of your Personally Enrolled individuals and there is no limit to the number of Legs Brand Partner can create.

**Level:** The position of Brand Partner or Customer within an organization. Individuals directly Enrolled by you are on your first Level (Level 1). Individuals Enrolled by your Level 1 Brand Partners are on your second Level (Level 2) and so on.

**Lifetime Rank:** The name of the highest Paid As Rank that a Brand Partner has earned within the compensation plan structure. Lifetime Ranks are permanent until a higher one is earned. Brand Partners are paid according to their Paid As Rank, not Lifetime Rank. Lifetime Rank is used primarily for recognition.

**Paid As Rank or PAR:** A rank name that represents the achievement of qualifications and benefits within the compensation plan structure in a monthly commission period. Brand Partners must meet the necessary qualifications to receive benefits associated with a Paid As Rank each and every monthly commission period.

**Personally Enrolled:** An individual that enrolls directly beneath you (both Customers and Brand Partners) and selects you as their Sponsor.

**Rank:** A title reward earned for successfully meeting qualifications within the compensation plan structure.

**Enroller:** The Brand Partner that is immediately above a position in the Upline; the The Happy Co. that an individual joins under.

**Unilevel:** A compensation plan with unlimited width in nature which offers flexibility with respect to structure.

**Upline:** An individual's Enroller and all the Brand Partners in the Upline above your Enroller.

## VOLUME

**Commissionable Volume or CV:** Each product has a value published by the Company that Rank and Bonus qualifications are calculated off of.

**Downline Volume or DV:** The sum total CV of your Personally Enrolled Brand Partner purchases along with the purchases of all the individuals in their organizations in a monthly commission period.

**Organization Volume or OV:** The sum total CV of Personal Volume or PV, Retail Volume or RV, and Downline Volume or DV in a monthly commission period.

**Personal Volume or PV:** The sum total CV of an individual's personal purchases in a monthly commission period.

**Qualifying Volume or QV:** The total Organization Volume of Brand Partner that can count towards their Paid As Rank or PAR advancement in a monthly commission period. This resets to zero on the first day of each month.

**Retail Volume or RV:** The sum total CV of your Personally Enrolled Customers' purchases in a monthly commission period.

## ORDERS

**Brand Partner Order:** As a Brand Partner, you may purchase products directly or by enrolling in a monthly recurring SmartShip Order. All The Happy Co. purchases receive a 20% discount off the suggested retail prices.

**Customer Retail Order:** Any order placed by a Customer who purchases products directly from Brand Partner either in person or through a personal replicated website.

**Customer SmartShip Order:** Any order placed by a Customer who purchases products through a monthly recurring SmartShip Order. SmartShip Orders entitle Customers to a 10% discount off the suggested retail prices.

**Retail Order:** The purchase of goods or services by an individual as a one-time transaction.

**SmartShip Order:** The purchase of goods or services by an individual through a monthly recurring automatic ordering process. SmartShip Orders may be modified or cancelled at any time.

## WEEKLY BONUSES

Our weeks begin on Saturday and end on Friday at 11:59 pm CST. The weekly Bonuses will be paid on or before 14 days after each week ends. You must have a valid Brand Partner account to participate in the weekly Bonuses.

## MONTHLY BONUSES

Our months begin on the first of each calendar month and end on the last day of the month at 11:59 pm CST. The monthly Bonuses are paid on or before the 15th of the following month. In addition to having a valid The Happy Co. account, you must have at least 80 PV (volume from your personal orders) or at least 240 RV (volume from your Personally Enrolled Customers) within the month to participate in the monthly Bonuses.

## INCOME DISCLOSURE STATEMENT

| Lifetime Rank | Number of ALL Brand Partners at this Rank | % of ALL Brand Partners | Number of ACTIVE Brand Partners at this Rank | % of ACTIVE Brand Partners | Monthly Income for ALL Brand Partners (U.S. Dollars) | | | Monthly Income for ACTIVE Brand Partners (U.S. Dollars) | | | Number of Months in Company to Reach Rank | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | | | | High | Low | Average | High | Low | Average | High | Low | Average |
| Brand Partner | 39,303 | 92.660% | 24,682 | 88.809% | $1,184.00 | $- | $13.62 | $1,184.00 | $- | $21.69 | 1 | 1 | 1 |
| Star | 1,232 | 2.904% | 1,229 | 4.421% | $1,293.84 | $- | $245.66 | $1,293.84 | $- | $246.26 | 27 | 1 | 5 |
| Bronze | 787 | 1.855% | 787 | 2.831% | $2,861.33 | $- | $428.87 | $2,861.33 | $- | $428.87 | 25 | 1 | 4 |
| Silver | 504 | 1.188% | 504 | 1.813% | $5,023.18 | $- | $704.86 | $5,023.18 | $- | $704.86 | 24 | 1 | 5 |
| Gold | 276 | 0.652% | 276 | 0.995% | $9,821.94 | $415.16 | $1,226.48 | $9,821.94 | $415.16 | $1,226.48 | 25 | 1 | 7 |
| Platinum | 146 | 0.343% | 146 | 0.524% | $20,162.33 | $1,179.14 | $2,473.54 | $20,162.33 | $1,179.14 | $2,473.54 | 26 | 1 | 8 |
| Diamond | 85 | 0.200% | 85 | 0.305% | $32,029.03 | $2,407.66 | $5,195.49 | $32,029.03 | $2,407.66 | $5,195.49 | 25 | 3 | 10 |
| Black Diamond | 43 | 0.100% | 43 | 0.153% | $32,484.00 | $4,134.80 | $8,562.31 | $32,484.00 | $4,134.80 | $8,562.31 | 26 | 4 | 11 |
| Royal Black Diamond | 22 | 0.052% | 22 | 0.080% | $70,026.38 | $7,303.20 | $14,718.13 | $70,026.38 | $7,303.20 | $14,718.13 | 22 | 5 | 12 |
| Ambassador | 9 | 0.021% | 9 | 0.032% | $79,447.88 | $15,530.88 | $29,581.19 | $79,447.88 | $15,530.88 | $29,581.19 | 20 | 6 | 14 |
| Crown Ambassador | 4 | 0.009% | 4 | 0.014% | $108,289.50 | $25,434.96 | $39,824.74 | $108,289.50 | $25,434.96 | $39,824.74 | 23 | 9 | 17 |
| Royal Crown Ambassador | 3 | 0.007% | 3 | 0.011% | $84,351.27 | $44,193.76 | $63,500.34 | $84,351.27 | $44,193.76 | $63,500.34 | 15 | 12 | 13 |
| Triple Crown Ambassador | 4 | 0.008% | 4 | 0.013% | $438,906.31 | $97,580.15 | $206,492.50 | $438,906.31 | $97,580.15 | $206,492.50 | 14 | 6 | 11 |

The Happy Co. implemented the current compensation plan on August 1, 2019. The income statistics above are for all Brand Partners who were eligible to earn downline commissions from August 1, 2019 through February 29, 2020. An "ACTIVE Brand Partner" is defined as a distributor that either made at least one purchase or earned at least one commission check from August 1, 2019 through February 29, 2020. Brand Partners who were inactive during this period received no income. The average monthly income for all Brand Partners (active and inactive) was $110.53. Out of the approximate 21,900 Brand Partners that signed up since the beginning of the year 2019, approximately 18,600 were still active at the end of 2019. The Number of Months in Company to Reach Rank displays the average amount of time required to reach a specific rank in 2019; it also shows the longest and shortest amount of time it took to reach a rank in 2019.

The Happy Co. does not guarantee any level of income for any Brand Partner. The actual income of Independent Brand Partners varies depending on each Brand Partner's skill, effort and time commitment.

# DEFINITIONS

## RANK CAP ADJUSTMENT

If the total earnings for a Brand Partner (monthly + all of the weekly Bonuses paid on orders dated within the monthly pay period) is greater than the Earnings Cap for their PAR according to chart below, the Company will reduce their monthly check until the total earnings meets the Earnings Cap.

| Paid As Rank (PAR) | Required Volume | Earnings Cap |
|---|---|---|
| Brand Partner | - | $750 |
| Star | 1,250 | $1,250 |
| Bronze | 2,500 | $2,500 |
| Silver | 5,000 | $5,000 |
| Gold | 10,000 | $7,500 |
| Platinum | 20,000 | $12,500 |
| Diamond | 40,000 | $20,000 |
| Black Diamond | 80,000 | $32,500 |
| Royal Black Diamond | 150,000 | $50,000 |
| Ambassador | 300,000 | $70,000 |
| Crown Ambassador | 500,000 | Uncapped |
| Royal Crown Ambassador | 1,000,000 | Uncapped |
| Triple Crown Ambassador | 2,000,000 | Uncapped |

## GLOBAL CAP ADJUSTMENT

A Cap Adjustment may be applied if the Company's total Bonus payout exceeds 47% of the Company's Global CV. If the Company's total Bonus payout exceeds 47% of the Company's Global CV, each monthly commission check will be reduced. The adjustment would be calculated by dividing the total Bonus payout by each Brand Partner's earnings and multiplying the quotient by the overage amount to reduce each check by a weighted proportion.

## TRAVEL & INCENTIVES

The Happy Co. offers rewards trips, live training events, promotions, and product discounts on a regular basis throughout the year. These incentives are usually considered EXTRA compensation opportunities above and beyond the Total Bonus Payout of 47% payout, unless otherwise noted.

## COMPENSATION

Rewards earned through the The Happy Co. Compensation Plan is a 100% results-based achievements plan allowing each The Happy Co. to determine their own earnings through personal customer acquisition and retention and building a Downline of other Brand Partners.

Commissionable Volume or CV is determined and published solely by the Company and may be adjusted at anytime solely at the Company's discretion

## INTELLECTUAL PROPERTY

The service marks, The Happy Co.™, and D.O.S.E.® are the exclusive trademarks of SHRG IP Holdings, LLC ("SHIP"). The use of such marks by The Happy Co. and its wholly owned subsidiary The Happy Co. are permitted under a license agreement between The Happy Co. and SHIP and may not be used by any other party, person or entity except upon the express, prior written consent of SHIP.

The Happy Co.™